UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

_________________________

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☒  Definitive Proxy Statement

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□    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SAN LOTUS HOLDING INC.

(Name of Registrant as Specified in Its Charter)

_____________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SAN LOTUS HOLDING INC.

2387 S HACIENDA BLVD

HACIENDA HEIGHTS CA 91745

626-961-6522 (phone)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2017

Dear Stockholders of San Lotus Holding Inc.:

You are cordially invited to attend the 2017 Annual Meeting of stockholders of San Lotus Holding Inc., a California corporation (the “Company”), to be held on  May 22, 2017 at 10:00 a.m. ( Taiwan Time)  at B302C, No. 185 Kewang Rd, Longtan Township, Taoyuan City 325, Taiwan (R.O.C).

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.  At the meeting, you will be asked to:

(1)     ratify the Annual Reports on Form 10-K of Company for the year ended on December 31, 2016 and 2015

(2)     elect three Class I directors of the Company;

(3)     elect two Class II directors of the Company;

(4)     ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year as of  December 31, 2016 and 2015;

(5)     approve the amendment to bylaws; and

(6)     transact any other business that properly comes before the meeting or any adjournment(s) of the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on March 29, 2017.  Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided.  Instructions are shown on the proxy card.  In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Sincerely yours,

/s/Chen, Kuan-Yu

__________________

Chen, Kuan-Yu

Chairman

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•         The date, time and location of the meeting;

•         A list of the matters intended to be acted on and our recommendations regarding those matters; and

•         Information about voting by mail, electronically or attending the meeting and voting in person.

This is an important meeting.  To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope.  Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

SAN LOTUS HOLDING INC.

2387 S HACIENDA BLVD

HACIENDA HEIGHTS CA 91745

626-961-6522 (phone)

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2017 AT 10:00 A.M. LOCAL TIME, TAIWAN(R.O.C)

___________________________________________

This proxy statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of San Lotus Holding Inc. (“San Lotus”) for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at 10:00 a.m. (Taiwan Local Time) on May22, 2017, and any postponements or adjournments thereof.

QUESTIONS AND ANSWERS

                The information provided in the question and answer format below is for your convenience only and is merely a summary of the information contained in this proxy statement.  You should read this entire proxy statement carefully.

What matters am I voting on?

                You will be voting on:

•         The ratification of the Annual Reports on Form 10-K of Company for the year ended on December 31, 2016 and 2015;

•         the election of three Class I directors to hold office until the 2019 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal

•         the election of two Class II directors to hold office until the 2018 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal;

•         the ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal years as of  December 31, 2016 and 2015;

•         the approval of amendment to bylaws; and

•         any other business that may properly come before the meeting.

How does the Board of Directors recommend I vote on these proposals?

                The Board of Directors recommends a vote:

•         FOR the ratification of the Annual Report on Form 10-K of Company for the fiscal years ended on December 31, 2016 and 2015;

•         FOR the election of Chen, Kuan-Yu; Lin, Mu-Chen; and Kwong, Edwin, our nominees for Class I directors;

•         FOR the election of  Yeh, Shun-Shan and Lai,Wen-Ching, our nominees for Class II directors;

•         FOR the appointment of the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal years as of December 31, 2016 and 2015; and

•         FOR the approval of amendment to bylaws

Who is entitled to vote?

Holders of our common stock as of the close of business on March 29, 2017, the record date, may vote at the Annual Meeting. As of the record date, we had 42,003,333 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of San Lotus will be entitled to one vote for each share of common stock held as of the close of business on the record date. We do have cumulative voting rights for the election of directors.

Registered Stockholders. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and Notice of the Annual Meeting (the “Notice”) was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Who is San Lotus Holding Inc.’s transfer agent and how may I contact them?

San Lotus’s transfer agent is Computershare Inc. and Computershare Trust Company, N.A.(the “Computershare”). You may e-mail Computershare or you can call Computershare at (303) 262 0678, Monday through Friday between 9:00am-5:00pm ET.  Materials may be mailed to Computershare at:

Computershare Inc.

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

How do I vote?

                If you are a stockholder of record, you can submit a proxy to be voted at the meeting in the following ways:

•         Vote By Mail: You can vote by mail by completing the proxy card, date it and sign it, and mail the proxy to our offices at 3F B302C, No. 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan (R.O.C.), Attn: Chen, Kuan-Yu, Secretary, so that it is received prior to the Annual Meeting; or

•         Vote In Person: You can attend the Annual Meeting in person where you may vote by written ballot.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•	returning a later-dated proxy card so that it is received before the Annual Meeting;

•	notifying the Secretary of San Lotus, in writing, at the address listed on the front page; or

•	completing a written ballot at the Annual Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxies by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares at the adjourned meeting date as well, unless you have properly revoked your proxy instructions, as described above.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and California State law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting.  The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter but are also counted in the determination of a quorum.

How many votes are needed for approval of each matter?

•         Proposal No. 1; 4; and 5: The approving to ratify the Annual Report on Form 10-K of San Lotus for the years ended December 31, 2016 and 2015; to ratify the appointment of Davidson & Company LLP for the fiscal year as of December 31, 2016 and 2015; and of the amendment to bylaws must receive the affirmative vote of a majority of the votes cast by the holders of shares represented in person or by proxy at the meeting and entitled to vote thereon to be approved.  Abstentions will have no effect on the outcome of this proposal.

•         Proposal No. 2 and 3: The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “for” are elected as directors.  As a result, any shares not voted “for” a particular nominee will not be counted in such nominee’s favor.

How are proxies solicited for the Annual Meeting?

                The Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by San Lotus.  We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares.

What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. In accordance with a prior notice sent to certain brokers, banks, dealers or other agents, we are sending only one Notice or full set of proxy materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” allows us to satisfy the requirements for delivering Notices or proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of these documents. Householding helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of the Notice or proxy materials at your address and would like to request “householding” of your communications, please contact the Company or your broker. Once you have elected “householding” of your communications, “householding” will continue until you are notified otherwise or until you revoke your consent.

Is my vote confidential?

Proxy instructions, ballot, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within San Lotus or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS

                The following table provides the names and addresses of each person known to us to own more than 5 percent of our outstanding shares of common stock as of March 29, 2017 and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the stockholders listed possesses sole voting and investment power with respect to the shares shown.

Title of Class	Name & Address of Beneficial Owners	Number of Shares Beneficial Owned	Percentage
Common	Yu, Chien-Yang(1) Office B302C, 185 Kewang Road, Longtan Township,Taoyuan County 325, Taiwan(R.O.C)	16,737,503	39.85%
Common	Chen, Kuan-Yu(2) Office B302C, 185 Kewang Road, Longtan Township,Taoyuan County 325, Taiwan(R.O.C)	17,566,372	41.82%
Common	Lin, Mu-Chen Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	20,899	0.5%
Common	Kwong, Edwin 1535 Ruby Ct, Diamond Bar, CA 91765	0	0%
Common	Chen, Chuan-Chung	29,057	0.69%

(1)

(i) 15,159 shares of common stock beneficially owned by Songhai Mgt. Consulting Co. Ltd., a Taiwan (R.O.C.) limited company, over which Mr. Yu exercises voting and investment control.(ii) 14,689,719 shares of common stock beneficially owned by Yu, Chien-Yang. (iii) 0 shares of common stock beneficially owned by Darkin Ltd, a Seychelles limited company, over which Mr. Yu exercises voting and investment control. (iv) 0 shares of common stock beneficially owned by Ocean Reserve Ltd, a Seychelles limited company, over which Mr. Yu exercises voting and investment control. (v.) 0 shares of common stock beneficially owned by Ping East Ltd, a Seychelles limited company, over which Mr. Yu exercises voting and investment control. (vi.) 1,868,645 shares of common stock beneficially owned by Gold Piven Ltd., a British Virgin Islands limited company, over which Mr. Yu exercises voting and investment control. (vii) 163,980 shares of common stock beneficially owned by Big Head Fish Ltd., a Seychelles limited company, over which Mr. Yu exercises voting and investment control.

(2)

(i) 16,280,385 shares of common stock beneficially owned by Chen, Kuan-Yu. (ii) 0 shares of common stock beneficially owned by Wang Wang Ltd, a Seychelles Limited Company, over which Mr. Chen exercises voting and investment control. (iii) 0 shares of common stock beneficially owned by Allegro Equity Ltd., a Seychelles limited company, over which Lia Wang, Mr. Chen's wife, exercises voting and investment control. (iv) 1,131,265 shares of common stock beneficially owned by Bellini Equity Ltd., a Seychelles limited company, over which Lia Wang, Mr. Chen’s wife, exercises voting and investment control. (v) 154,722 shares of common stock beneficially owned by Lia Wang, Mr. Chen's wife.

(3)	Based on 42,003,333 shares of common stock outstanding as of March 29, 2017.

PROPOSAL NO. 1

Ratification of the Annual Reports on Form 10-K of San Lotus Holding Inc. for the year ended on December 31, 2016 and 2015

The Board of Directors proposes to ratify the Annual Reports on Form 10-K of San Lotus Holding Inc. (the “Company”) for the year ended on December 31, 2016 and 2015.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, by the stockholders entitled to vote at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” TO RATIFY THE ANNUAL REPORT ON

FORM 10-K OF SAN LOTUS HOLDING INC. FOR THE YEAR ENDED ON DECEMBER 31, 2014.

PROPOSAL NO. 2  AND NO. 3

ELECTION OF DIRECTORS

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our Bylaws provided for a classified board of 7 to 15 directors consisting of two classes of directors, with Class I directors serving two-year terms and Class II directors elected annually. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. The nominees for class I and class II of directors are set forth in the table below.

Our Bylaws provided that our Board of Directors or our stockholders may fill vacant directorships. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the two classes as the Board of Directors determines in its discretion.

Nominees	Class	Age	Position	Year Elected Director	Current term expires	Expiration of term For which nominated
Chen, Kuan-Yu	I		Director	2015	2017	2019
Lin, Mu-Chen	I		Director	-	-	2019
Kwong, Edwin	I		Director	-	-	2019
Lai,Wen-Ching	II		Director	-		2018
Yeh, Shun-Shan	II		Director	-	-	2018

Class I Nominees for Director

Chen, Kuan-Yu, Chairman, Secretary, and Director, Age 40

Chen Kuan-Yu has served as our Secretary since 2011. From 2010 to 2011, Mr. Chen served as an Associate Director with AON Corporation in Hong Kong. From 2008 to 2009, Mr. Chen was a Senior Consultant with LI Far East Limited, a Hong Kong company. From 2007 to 2008, Mr. Chen was a Manager with Deloitte Actuarial and Insurance Solutions in Hong Kong. From 2000 to 2006, Mr. Chen was an Actuary with MetLife, where he was based in New York for four years and in Taiwan for two years. Mr. Chen received his B.A. in Applied Mathematics from Queen's University in Canada in 2000 and was qualified as an actuary by the Society of Actuaries in 2004. Mr. Chen serves on the boards of several private companies and is involved in the management of several private enterprises. Mr. Chen resides in Hong Kong and Taiwan.

Lin, Mu-Chen, Chief Financial Officer, Age 38

Lin Mu-Chen has served as our Chief Financial Officer since 2011. From 2006 to 2009, Ms. Lin was an auditor at Price Waterhouse Coopers in Taiwan. From 2003 to 2005, Ms. Lin served as an auditor at Earnest & Co., CPAs. Ms. Lin obtained a Bachelor of Commerce at Soochow University, Taiwan, in 2003 and was certified as a public accountant in Taiwan in 2008. Ms. Lin serves on the boards of several private companies and acts as internal accountant for several private companies. Ms. Lin resides in Taiwan.

Kwong, Edwin, Director, Age 57

Kwong, Edwin  is the President, CEO of GUI Corporations dba Mega Productions; HempCon Inc; and American Youth Obesity Research and Prevention Foundation. Mr. Kwong earned his bachelor's degree in mathematics and computer science from the University of California, Los Angeles, and earned his master's degree in computer science from the University of South California in 1986. After working for computer industry for many years, he left the computer industry in 1992 to begin his career as an entrepreneur. We believe his abundant experiences in company managements will be beneficial to us in overseeing our business. Mr. Kwong resides in California.

Yeh, Shun-Shan, Age 53

From 2011 to 2015, in, Mr. Yeh served as the CEO (2012-2015) and Vice President (2011-2012) of Chaoyang Life Insurance Company. From 2006 to 2011, Mr. Yeh served as Executive Vice President and Chairperson of the product development committee (2011); Acting President (2010-2011); Senior Vice President and Product Actuary(2010); Vice Chairman and President (2008-2009); and President and Appointed Actuary (2006-2008) of Hontai Life Insurance Company and Hontai Securities Investment Company. From 2004 to 2006, Mr. Yeh served as the actuary and advisor of K&D Consulting Inc. From 2000 to 2004, Mr. Yeh was the member of Actuarial Institute of Republic of China, Taipei, General Secretary and Risk Management Committee of IAA (International Actuarial Association). From 1993 to 2000, Mr. Yeh served as the Actuarial Department Deputy Manager of China Life Insurance Company. From 1991 to 1993, Mr. Yeh served as the Marketing Analyst of AT&T Taiwan Branch. Mr. Yeh received his Bachelor in Mathematics from National Taiwan University in Taiwan in 1987.

Lai, Wen-Ching, Director, Age 60

Lai Wen-Ching is Director of Hung Chin Machinery Co., Ltd., a CNC lathe company, where he has served in such capacity since 1980. He is also General Manager of Shun Bin Industrial Co., Ltd., an exporter of motor vehicle parts, where he has held such position since 1985. Mr. Lai is also Director and Partner of Investment Yan Zi International, Inc. and an independent consultant advising on various business matters for the Taichung City Government since 2005. We believe Mr. Lai’s many years of business experience will be beneficial to our company. Mr. Lai resides in Taichung, Taiwan.

Vote Required

Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES OF DIRECTORS NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies certain information about our directors and executive officers as of March 29, 2017.  Officers are elected by the Board of Directors to hold office until their successors are elected and qualified.

Name	Position	Age
Chen,Kuan-Yu	Chairman; Secretary; and Director	40
Lin, Mu-Chen	Chief Financial Officer	38
Chen, Chuan-Chung	Director	49
Kwong, Edwin	Director	57

Set forth below is a brief description of the background and business experience of each of our executive officers and directors for the past five years.

Chen, Kuan-Yu has served as our Secretary since 2011. From 2010 to 2011, Mr. Chen served as an Associate Director with AON Corporation in Hong Kong. From 2008 to 2009, Mr. Chen was a Senior Consultant with LI Far East Limited, a Hong Kong company. From 2007 to 2008, Mr. Chen was a Manager with Deloitte Actuarial and Insurance Solutions in Hong Kong. From 2000 to 2006, Mr. Chen was an Actuary with MetLife, where he was based in New York for four years and in Taiwan for two years. Mr. Chen received his B.A. in Applied Mathematics from Queen’s University in Canada in 2000 and was qualified as an actuary by the Society of Actuaries in 2004. Mr. Chen serves on the boards of several private companies and is involved in the management of several private enterprises. Mr. Chen resides in Hong Kong and Taiwan.

Lin, Mu-Chen has served as our Chief Financial Officer since 2011. From 2006 to 2009, Ms. Lin was an auditor at Price Waterhouse Coopers in Taiwan. From 2003 to 2005, Ms. Lin served as an auditor at Earnest & Co., CPAs. Ms. Lin obtained a Bachelor of Commerce at Soochow University, Taiwan, in 2003 and was certified as a public accountant in Taiwan in 2008. Ms. Lin serves on the boards of several private companies and acts as internal accountant for several private companies. Ms. Lin resides in Taiwan.

Chen, Chuan-Chung is the president of Autarky Management Consulting Inc. He is involved in all aspects of the business, from client facing functions to engagement execution in management consulting. Mr. Chen established his own law firm in 1999, Chen & Associates, which mainly provided local and international legal and commercial services. He was a legal counsel for over 300 middle and small sized enterprises. Mr. Chen was also active in providing pro bono representation forgovernment bodies and non-profit organizations, such as Taoyuan County; Taoyuan City; and National Taipei University. Furthermore, he gained extensive experience in the government. Mr. Chen qualified as a civil servant; judge; prosecutor;and attorney by passing various national examinations in 1993 and 1994. He was an official of Taiwan’s Ministry of Finance, focusing on consumer dispute resolution in the insurance industry. Mr. Chen resides in Taoyuan, Taiwan.

Kwong, Edwin is the President, CEO of GUI Corporations dba Mega Productions; HempCon Inc; and American Youth Obesity Research and Prevention Foundation. Mr. Kwong earned his bachelor's degree in mathematics and computer science from the University of California, Los Angeles, and earned his master's degree in computer science from the University of South California in 1986. After working for computer industry for many years, he left the computer industry in 1992 to begin his career as an entrepreneur. We believe his abundant experiences in company managements will be beneficial to us in overseeing our business. Mr. Kwong resides in California.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers and holders of more than 10 percent of the Company’s common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and any other equity securities of the Company.

Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to our officers, directors and 10 percent stockholders were complied with, except that Yu, Chien-Yang; Chen, Kuan-Yu; Lin, Mu-Chen were each late in filing Form 4 and Form 5, and, Kwong, Edwin and Chen, Chuan-Chung were each late in filing Form 3 upon their appointment to our board. The delays in filing were due to administrative errors.

Meetings and Committees; Management Matters

The Board of Directors held three formal meetings during the year ending December 31, 2016. The Board of Directors will be meeting periodically going forward now that we are an SEC reporting company. We do not have a formal policy regarding attendance by members of our board of directors at the annual meeting of stockholders, but we strongly encourage all members of our board of directors to attend the annual meeting of stockholders and expect such attendance except in the event of exigent circumstances.

Our Board of Directors has the audit committee; nominating committee; and compensation committee consisted of our independent directors. At present, the committees above are responsible for management matters regarding audit; nominating; and compensation. But, currently, none of our directors, including independent directors, serves in these committees.

Nominating Committee

Our Board of Directors has a nominating committee. Our nominating committee uses a variety of methods for identifying and evaluating nominees for director. It regularly assesses the appropriate size of the Board of Directors and whether any vacancies exist or are expected to due to retirement or otherwise. If vacancies exist, are anticipated to exist or otherwise arise, our nominating committee considers various potential candidates for director. Candidates may come to the committee’s attention through current members of our Board of Directors, stockholders or other persons. These candidates are evaluated at regular or special meetings of our nominating committee and may be considered at any point during the year. Our nominating committee will consider candidates for director that are nominated by stockholders in accordance with the procedures regarding the inclusion of stockholder proposals in proxy materials set forth in the section entitled “Stockholder Proposals” in this proxy statement. In evaluating such recommendations, our nominating committee uses the qualifications and standards discussed below and seeks to achieve a balance of knowledge, experience and capability on our Board of Directors.

Qualifications for consideration as a director may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among our Board of Directors. Among the factors that our nominating committee consider include independence, financial literacy, business experience, character, judgment and strategic vision. Other considerations would be their knowledge of issues affecting our business, their leadership experience and their time available for meetings and consultation on company matters. Our nominating committee seek a diverse group of candidates who possess the background skills and expertise to make a significant contribution to our Board of Directors; company; and our stockholders.

Stockholder Communications

Our Board of Directors has implemented a process for our stockholders to send communications to our Board of Directors. Any stockholder desiring to communicate with our Board of Directors, or with specific individual directors, may do so by writing to Mr. Chen, Kuan Yu, Corporate Chairman; Secretary; and Director, San Lotus Holding Inc., 3F B302C, No. 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan (R.O.C.). Our Corporate Secretary has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our Corporate Secretary will submit a stockholder’s correspondence to our Chairman of the Board of Directors, or to any specific director to whom the correspondence is directed.

Code of Ethics

Our Company expects that all of our directors, officers and employees maintain a high level of integrity in their dealings with and on behalf of our Company and will act in the best interests of our Company. Our Code of Business Conduct and Ethics provides principles of conduct and ethics for our directors, officers and employees. This Code complies with the requirements of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission (the "SEC") rules. To the extent required by applicable SEC rules, we intend to promptly disclose future amendments to certain provisions of these Codes or waivers of such provisions granted to directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, on our website at www.sanlotusholding.com.

EXECUTIVE COMPENSATION

Summary Compensation Table

There has been no compensation awarded to, earned by, or paid to any of our executive officers or directors for the period from inception through December 31, 2016.

Option Grants Table

There were no individual grants of stock options to purchase our common stock made to the executive officers named in the Summary Compensation Table for the period from inception through December 31, 2016.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

There were no stock options exercised for the period from inception through December 31, 2014 by the executive officers named in the Summary Compensation Table.

Long-Term Incentive Plan Awards Table

There were no long-term incentive plan awards made to named executive officers in the last completed fiscal year under any long-term incentive plan.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as directors on our Board of Directors and the Board of Directors has the authority to fix the compensation of directors. At present, no amounts have been paid to, or accrued to, directors in such capacity.

Employment Agreements

At present, we have no employment agreements with any of our executive officers.  We will enter into compensation plans with our executive officers as our business develops.

Indemnification arrangements

Our Bylaws contain provisions that limit the liability of our directors for monetary damages subject to California Corporations Code governing corporations. Consequently, San Lotus shall have the power to indemnify any director, officer, employee and agent of San Lotus who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right to procure a judgment in its favor) against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, provided that the Board of Directors shall find that the director, officer, employee or agent acted in good faith and in a manner which such person reasonably believed in the best interests of San Lotus and, in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful.  The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere shall not, of itself, create a presumption that such person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of San Lotus or that such person had reasonable cause to believe such person’s conduct was unlawful.

Our bylaws allow for the indemnification of directors, officers, employees or agents of the corporation, should any of those individuals be threatened with or made a party to any legal action concerning actions they took on behalf of the Company, so long as the Board of Directors determines that the director, officer or employee acted in good faith and in a manner reasonably believed to be in the bests interests of the Company. We believe that these charter provisions are necessary to attract and retain qualified persons such as directors, officers and key employees. At this time, we have not entered into any indemnification agreements with our officers, directors or employees. We plan to maintain directors’ and officers’ liability insurance in the near future.

The limitation of liability and indemnification provisions in our Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Related Party Transactions

1.       Acquisition of AHI Film Inc., which was disclosed in our current report on Form 8-K filed on September 1, 2016

On August 31, 2016, we entered into an agreement to purchase stock & creditor’s right (the “Agreement I”) with Chang, Hsin-Yu (the “Seller”), the sole shareholder of AHI Film Inc., to purchase the outstanding 10,000 shares of AHI Film Inc. (the “AHI Film Shares”) in exchange for US$1.

2.       Acquisition of  AHI Records Inc.,which was disclosed in our current report on Form 8-K filed on September 1, 2016

On August 31, 2016, we entered into an agreement to purchase stock & creditor’s right (the “Agreement II”) with Chang, Hsin-Yu (the “Seller”), the sole shareholder of AHI Records Inc., to purchase 10,000 shares of AHI Records Inc. (the “AHI Records Shares”) in exchange for US$1.

3.       Acquisition of San Lotus Holding Inc. registered in British Virgin Islands. which was disclosed in our current report on Form 8-K filed on September 1, 2016

On August 31, 2016, we entered into a stock purchase agreement (the “Agreement III”) with Chang, Hsin-Yu (the “Seller”), the sole shareholder of San Lotus Holding Inc. registered in British Virgin Islands (the “BVI Company”), to purchase the outstanding 50,000 shares of BVI Company (the “BVI Shares”) in exchange for US$1.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has approved to appoint Davidson & Company LLP as our independent registered public accounting firm for the fiscal years as of December 31, 2016 and 2015, which is disclosed in our current report on Form-8K filed on April 3, 2017.

Notwithstanding its selection, and even if our stockholders ratify the selection, our Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of San Lotus and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal years as of December 31, 2016 and 2015.

Our Board of Directors is submitting the selection of Davidson & Company LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Davidson & Company LLP will be present at the Annual Meeting, whether in person, telephonically or electronically, and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders in person or telephonically.

Fees Paid to the Independent Registered Public Accounting Firm

Fees paid to our predecessor auditor

Below is the table of Audit Fees (amounts in US$) billed by our predecessor auditor, WLCC Accountancy Corp., for services rendered in connection with the audit of the Company’s annual financial statements for the year ended December 31, 2015:

Financial Statements for the Year Ended December 31	Audit Services	Audit Related Fees	Tax Fees	Other Fees
2015	$60,000	$0	$0	$0

Fees paid to our successor auditor

Below is the table of Audit Fees (amounts in US$) billed by our successor auditor, Davidson & Company LLP, for services rendered in connection with the audit of the Company’s annual financial statements for the years ended December 31, 2016:

Financial Statements for the Year Ended December 31	Audit Services	Audit Related Fees	Tax Fees	Other Fees
2016	$230,000	$0	$0	$0

Fees of Audit Services consist of fees billed for professional services in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements.

Auditor Independence

To date, Davidson & Company LLP, our independent registered public accounting firm, has not performed any non-audit related services for the Company. In the event the Company requires non-audit services from Davidson & Company LLP, the audit committee will need to review the matter and determine whether the rendering of such non-audit services for tax compliance, structure advice or other matters by Davidson & Company LLP is compatible with maintaining the principal accountants’ independence.

Pre-Approval Policies and Procedures

Consistent with requirements of the SEC and the Public Company Oversight Board, or PCAOB, regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, by the stockholders entitled to vote at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY LLP.

PROPOSAL NO. 5

APPROVAL OF AMENDMENT TO BYLAWS

The board of directors proposes to approve the amendment to bylaws as indicated following:

ARTICLE II

SHAREHOLDERS

SECTION 8. CUMULATIVE VOTING. Cumulative voting by each shareholder of the Corporation shall be eliminated when the Corporation becomes a listed corporation as defined under sec. 301.5 (d) of California Corporation Code. This section becomes effective only when the Corporation becomes a listed corporation as defined under sec. 301.5 (d) of California Corporation Code.

ARTICLE III

DIRECTORS

SECTION 2. NUMBER, CLASSIFICATION AND TERM OF OFFICE OF DIRECTORS. The number of directors of the Corporation shall be that number as may be fixed from time to time by resolution of the Board of Directors, and the number of directors of the Corporation shall not be less than three (3) nor greater than five (5). The initial number of directors of the Corporation shall be three (3). The number of directors can be increased or decreased within the foregoing range at any time by the Board of Directors. The term of office of the directors will be staggered by dividing the directors into two classes. Class I shall consist, initially, of three (3) directors who will each be elected at the annual meeting of the Corporation to serve on the Board of Directors for two year terms. Class II shall consist, initially, of two (2) directors who shall be elected at each annual meeting of the Corporation to serve for one year term. If the number of directors is changed, any increase or decrease shall be so apportioned among the classes. If a director resigns and such resignation is to take effect before an annual meeting occurs, the Board of Directors shall have the power to fill the vacancy for the duration of the resigning director term or until the next annual meeting of shareholders, at which time the shareholders shall have the power to elect a successor for the appropriate term depending on the class of the resigning director.

SECTION 13. REMOVAL BY SHAREHOLDERS. Any or all of the Directors may be removed without cause if the removal is approved by the outstanding shares.

ARTICLE VII

AMENDMENTS

Except the section 13 of Article III, these bylaws may be altered, amended or repealed either by approval of a majority of the outstanding shares entitled to vote or by the approval of the Board of Directors. The section 13 of Article III may only be amended or repealed by a majority of the outstanding shares entitled to vote. Additionally, the fact that the Board of Directors may adopt, amend or repeal these bylaws other than the section 13 of Article III shall not divest the shareholders of the power nor limit their power to adopt, amend or repeal the bylaws.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, by the stockholders entitled to vote at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” TO APPROVE THE AMENDMENT TO

BYLAWS.

ADDITIONAL INFORMATION

Stockholder Proposals for 2018 Annual Meeting

Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2018 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 21, 2017. Such proposals must be delivered to the Secretary of San Lotus at the address listed on the front page.

Solicitation of Proxies

We will bear the expense of preparing, printing and distributing proxy materials to our stockholders. In addition to solicitations by mail, there may be incidental personal solicitation at nominal cost by directors, officers, employees or our agents. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our common stock for which they are record holders.

2016 Annual Reports

A copy of our 2016 Annual Reports, which includes our Annual Reports on Form 10-K for the years ended December 31, 2016, and our 2017 proxy statement, each as filed with the SEC, is being mailed with this proxy statement. If, for any reason, you do not receive your copy of the Annual Report, please contact Mr. Chen, Kuan-Yu, Chairman; Secretary; and Director, San Lotus Holding Inc., 3F B302C, No. 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan (R.O.C.).

OTHER MATTERS

We know of no other matters that are likely to be brought before the meeting. If, however, other matters that are not now known or determined come before the meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their discretion.

By Order of the Board of Directors,
/s/ Chen, Kuan-Yu
Dated: May 12, 2017	Chen, Kuan-Yu
Taoyuan County, Taiwan (R.O.C.)	CHAIRMAN OF THE BOARD